Exhibit 24.1
POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of Gregory J. Witherspoon and Richard D. Peach his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated: October 22, 2007

/s/ Robert S. Ball
ROBERT S. BALL

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of Gregory J. Witherspoon and Richard D. Peach his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated: October 18, 2007

/s/ William A. Furman
WILLIAM A. FURMAN

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of Gregory J. Witherspoon and Richard D. Peach his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated: October 18, 2007

/s/ Scott Lewis
SCOTT LEWIS

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of Gregory J. Witherspoon and Richard D. Peach his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated: October 18, 2007

/s/ Kenneth M. Novack
KENNETH M. NOVACK

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of Gregory J. Witherspoon and Richard D. Peach her true and lawful attorney and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that the attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated: October 21, 2007

/s/ Jean Reynolds
JEAN REYNOLDS

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of Gregory J. Witherspoon and Richard D. Peach her true and lawful attorney and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that the attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated: October 26, 2007

/s/ Jill Schnitzer Edelson
JILL SCHNITZER EDELSON

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of Gregory J. Witherspoon and Richard D. Peach his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated: October 18, 2007

/s/ Ralph Shaw
RALPH SHAW

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of Gregory J. Witherspoon and Richard D. Peach her true and lawful attorney and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that the attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated: October 19, 2007

/s/ Judith Johansen
JUDITH JOHANSEN

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of Gregory J. Witherspoon and Richard D. Peach his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated: October 23, 2007

/s/ Mark L. Palmquist
MARK PALMQUIST

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of Gregory J. Witherspoon and Richard D. Peach his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated: October 22, 2007

/s/ William D. Larsson
WILLIAM LARSSON